2019 Annual Meeting of Shareholders 10:00 A.M. | May 9th, 2019 The Lake Ontario Conference and Events Center Oswego, New York

Welcoming Remarks Chris R. Burritt Chairman of the Board

Agenda – 2019 Annual Meeting of Shareholders Introduction of Directors, Management and Guests Conduct of the Meeting Notice and proxy Report of Inspector of Elections Meeting proposals Call for vote Management Presentation and Q & A to Follow Results of Shareholder Vote Meeting Adjourned

Board of Directors Director Since David A. Ayoub 2012 William A. Barclay 2011 Chris R. Burritt, Chairman 1986 John P. Funiciello 2011 Adam C. Gagas 2014 George P. Joyce 2000 Melanie Littlejohn 2016 Thomas W. Schneider, President & CEO 2001 John F. Sharkey, III 2014 Lloyd “Buddy” Stemple 2005

Executive Officers Current Position Since Thomas W. Schneider President & CEO 2000 James A. Dowd, CPA Executive Vice President & Chief Operations Officer 2016 Ronald Tascarella Executive Vice President & Chief Banking Officer 2006 Daniel R. Phillips Senior Vice President & Chief Information Officer 2014 Walter F. Rusnak, CPA, CGMA Senior Vice President & Chief Financial Officer 2019 Calvin L. Corriders Regional President, Syracuse Market, Human Resource Director 2017

Welcome to Past Directors and Other Guests

Independent Registered Public Accounting Firm Tamara L. Gamble, CPA Partner Bonadio & Company, LLP

Executive Management Presentation This presentation may contain the words or phrases “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimate”, ”project” or similar expressions that are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties. By identifying these forward-looking statements for you in this manner, the Company is alerting you to the possibility that its actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ from those indicated in the forward-looking statements include, among others: Credit quality and the effect of credit quality on the adequacy of our allowance for loan losses; Deterioration in financial markets that may result in impairment charges relating to our securities portfolio; Competition in our primary market areas; The impact of significant government regulations, legislation and potential changes thereto; A reduction in our ability to generate or originate revenue-producing assets as a result of compliance with heightened capital standards; Increased cost of operations due to greater regulatory oversight, supervision and examination of banks and bank holding companies, and higher deposit insurance premiums; The limitation on our ability to expand consumer product and service offerings due to anticipated stricter consumer protection laws and regulations; and Other risks described herein and in the other reports and statements we file with the SEC. These risks and uncertainties should be considered in evaluating forward-looking statements. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

Capitalizing on Our Growth PRIVATE PLACEMENT EQUITY OFFERING Commenced late January Two targets: Primarily-institutional investors Supplemental, yet substantive, contribution from Board of Directors, Executive Officers and local accredited investors (“Friends of the Bank”) Offering price - $14.25 Closed on May 8th, with a $20.8 million infusion of new stock proceeds $17.0 million – institutional investor $3.8 million – Directors, executive officers and local accredited investors (friends of the bank)

Capitalizing on Our Growth INSTITUTIONAL INVESTOR – CASTLE CREEK CAPITAL Now owns 9.9% of our voting shares through a combination of a privately-negotiated purchase from a now-former institutional holder ($6.1 million) Approximately $500,000 of common stock (voting) Approximately $16.5 million in newly created convertible preferred stock Convertible preferred is convertible into non-voting common stock subject to future shareholder approval Non-voting common stock can become voting common stock, up to 24.9%, subject to regulatory approval

Capitalizing on Our Growth Additionally, Castle Creek Capital was issued 125,000 warrants with a strike price of $14.25 per share The warrants expire in seven years

Castle Creek Capital is investing in our Forward Plan to Capitalize on our Growth to enhance our franchise value to the benefit of our shareholders Castle Creek Capital is an alternative asset management firm focused on the community banking industry Nationally-recognized institutional investor, located in Rancho Santa Fe, California Agreed to purchase approximately $23.1 million of newly-issued and existing equity securities Partnership – Commitment - Discipline Capitalizing on Our Growth

Capitalizing on Our Growth     Pro Forma  $ in Thousands Dec. 31, 2018 Mar. 31, 2019 $20.8 Million Actual Actual Capital Raise Voting Common Shares Outstanding 4,362,328 4,387,244 4,694,221 Preferred Shares Outstanding (non-voting) - - 1,155,283 Common Equity $64,221 $66,180 $86,090 Book Value per Common Share $14.72 $15.08 - Book Value Per Total Shares - - $14.72 Tang. Book Value per Common Share $13.64 $14.01 - Tang. Book Value per Total Share - - $13.91 Shareholders’ Equity / Total Assets 6.88% 6.79% 8.83% Tang. Equity / Tang. Assets 6.41% 6.31% 8.35%

Business of 2019 Annual Meeting of Shareholders The Election of Four Directors David A. Ayoub Adam C. Gagas Melanie Littlejohn John F. Sharkey, III The ratification of the appointment of Bonadio & Co., LLP as the Bank’s independent registered public accounting firm for the year ending December 31, 2019

Executive Management Presentation James A. Dowd, CPA, Executive Vice President, and Chief Operating Officer Walter F. Rusnak, CPA, CGMA, Senior Vice President and Chief Financial Officer Thomas W. Schneider, President and Chief Executive Officer

Key Milestones 2012 2013 2014 2015 2014 Converted from MHC to 100% publicly-owned institution through “second step” transaction 2015 Issued $10 million subordinated loan agreement maturing in 2025 with 6.25% coupon 2011 Opened first branch in Onondaga County (Syracuse market) 2018 Total assets increased from $561 million at December 31, 2014 to $933 million at December 31, 2018 2019 Private Placement Equity Capital Raise of $20.8 million 2014 To Date Organic growth funded by second step transaction 2016 Proceeds from subordinated loan agreement used to repay SBLF preferred stock 1995 Converted from mutual institution to mutual holding company structure (MHC) 1995 2019

Branch Growth Strategy 2017 – 2020 Branch Additions Utica Loan Production Office Route 31, Town of Clay Southwest Corridor – Syracuse Applying for Banking Development District

Positioned for Continued Growth Strong Competitive Market Position Main Office 214 West First Street, Oswego Plaza Office 291 State Route 104 East, Oswego Downtown Drive-Thru 34 East Bridge Street, Oswego Mexico Office 3361 Main Street, Mexico Fulton Office 5 West First Street South, Fulton Lacona Office 1897 Harwood Drive, Lacona Central Square Office 3025 East Avenue, Central Square Cicero Office 6194 State Route 31, Cicero Pike Block Office 109 West Fayette Street, Syracuse Clay Office 3775 Route 31, Clay We anticipate opening an additional branch in downtown Syracuse in 2020 subject to regulatory approval

5 -Year Loan and Deposit Growth (in millions) *Deposits include one way borrowings through Promontory Network

Positioned for Continued Growth Strong Competitive Market Position in Onondaga and Oswego Counties 6-30-18 Rank Institution (ST) Total Deposits ($000) Market Share (%) 1 Manufacturers and Traders Trust Company $3,017,436 26.0% 2 KeyBank National Association 2,325,614 20.0% 3 JPMorgan Chase Bank, National Association 1,135,924 9.8% 4 Bank of America, National Association 1,105,640 9.5% 5 Solvay Bank 780,660 6.7% 6 Pathfinder Bank 738,471 6.4% 7 NBT Bank, National Association 631,691 5.4% 8 Geddes Federal Savings and Loan Association 419,121 3.6% 9 Community Bank, National Association 408,700 3.5% 10 Citizens Bank, National Association 316,424 2.7% 11 Berkshire Bank 279,259 2.4% 12 Fulton Savings Bank 259,931 2.2% 13 Seneca Federal Savings and Loan Association 138,466 1.2% Source: FDIC Deposit Market Share Report at 6-30-18

Deposit Portfolio Composition December 31, 2008 $269.4 Million December 31, 2018 $727.1 Million Includes brokered deposits

Loan Portfolio Diversification

Improved Asset Quality Metrics Dec 2014 Dec 2015 Dec 2016 Dec 2017 Dec 2018 Non-performing Loans to Total Loans 1.61% 1.24% 0.98% 0.84% 0.35% Non-performing Assets to Total Assets 1.16% 0.94% 0.72% 0.61% 0.36% Allowance for Loan Losses to Total Loans 1.38% 1.33% 1.27% 1.23% 1.18% Allowance for Loan Losses to Non-performing Loans 85.50% 107.30% 129.85% 145.61% 340.13%

Executive Management Presentation James A. Dowd, CPA, Executive Vice President, and Chief Operating Officer Walter F. Rusnak, CPA, CGMA, Senior Vice President and Chief Financial Officer Thomas W. Schneider, President and Chief Executive Officer

Financial Statement Highlights ($in thousands) Statement of Condition December 2018 December 2017 $ Change % Change Total Assets $933,115 $881,257 $51,858 5.9% Total Loans 620,270 580,831 39,439 6.8 Total Investments 232,025 237,334 (5,309) (2.2) Total Deposits 727,060 723,603 3,457 0.5 Shareholders’ Equity 64,221 61,811 2,410 3.9

Financial Statements Highlights ($ in thousands) Income Statement December 2018 December 2017 $ Change % Change Net Income $4,009 $3,423 $586 17% Net Interest Income 25,766 23,123 2,643 11 Provision for Loan Losses 1,497 1,769 (272) (15) Core Noninterest Income* 4,029 3,559 470 13 Noninterest Expense 23,549 21,094 2,455 12 *exclusive of net gains on sales, redemptions and impairment of investment securities and net gains(losses) on sales of loans and foreclosed real estate.

2- and 10- Year Treasury Curve

Net Interest Margin

Return on Average Assets

Return on Average Equity

Earnings Per Share (Diluted) Growth

Revenue and Operating Expense Trends (in thousands)

2019 1st Quarter Summary Financial Condition ($ In Thousands) March 2019 December 2018 Inc./(Dec.) Total Loans $657,590 $620,270 $37,320 Total Investments 234,657 232,025 2,632 Total Assets 975,072 933,115 41,957 Total Deposits 805,528 727,060 78,468 Shareholders’ Equity 66,180 64,221 1,959 Tier 1 Capital to Total Assets * 8.08% 8.31% (0.23)% Nonperforming Loans/Total Loans 0.51% 0.35% 0.16% *Pathfinder Bank only

2019 1st Quarter Summary Financial Performance ($ In thousands, except per share data) March 2019 March 2018 Inc./(Dec.) Total Interest Income $9,669 $8,209 $1,460 Total Interest Expense 3,122 1,816 1,306 Net Interest Income 6,547 6,393 154 Provision for Loan Losses 144 613 (469) Total Noninterest Expense 6,711 5,459 1,252 Net Income 514 1,004 (490) Return on Average Assets 0.22% 0.45% -0.23% Return on Average Equity 3.13% 6.39% -3.26% Earnings Per Share – Diluted $0.12 $0.24 $(0.12)

Executive Management Presentation James A. Dowd, CPA, Executive Vice President, and Chief Operating Officer Walter F. Rusnak, CPA, CGMA, Senior Vice President and Chief Financial Officer Thomas W. Schneider, President and Chief Executive Officer

Capitalizing on Our Growth BUILD TO $1.0 BILLION Strategy initiated concurrently with the October 2014 capital raise/second step demutualization Establish market position Communicate our Value Proposition Lead with lending; follow with deposits Located directly in downtown Syracuse

Capitalizing on Our Growth OUTCOMES Strong loan growth: Urban revitalization and city living Diversified loan portfolio with emphasis on solutions for commercial customers Deposits striving to keep pace with loan growth Capacity/ability to convert commercial loan relationships into core commercial deposits was challenged Over-weighted dependency on higher priced deposits

Capitalizing on Our Growth EMPHASIS ON VALUE PROPOSITION Achieved excellent brand recognition and significance in Greater Syracuse markets Built capacity: Service capabilities Risk management systems and processes Strong revenue growth Disproportionally high operating expense directed towards: People Systems Community support activities Need to increase self-generated capital levels

Capitalizing on Our Growth SHIFTING FOCUS Re-balance Deposit Mix Emphasis on commercial demand deposits Accessibility Treasury Management services Our Value Proposition remains Lower cost of funds to support assets with strong yields Offset margin compression

Capitalizing on Our Growth SHIFTING FOCUS Control operating expenses: Emphasis on reducing operating expenses as a percentage of revenue Emphasis on improving the Bank’s Efficiency Ratio Continued revenue growth Appropriate levels of expense growth

Capitalizing on Our Growth SHIFTING FOCUS Improve noninterest income: Service fees moving toward market rates Value added services as net contributors: Investment services Insurance services

Capitalizing on Our Growth SHIFTING FOCUS Self-capitalize through retained earnings supporting a more moderate rate of asset growth ROA – Capital Levels – ROE Enhance tangible book value per share Enhance earnings per share Shift in focal emphasis: From the balance sheet To the income statement

Questions and Discussion

Voting Results Chris R. Burritt, Chairman Inspector of Elections Report, James A. Dowd

2018 Annual Meeting of Shareholders Meeting Adjourned Thank You for Attending 2019 Annual Meeting of Shareholders